UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2008

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, Pennsylvania		17325
(Address of principal executive offices)		(Zip Code)

(717) 334-3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 5.02                                             Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

                On January 29, 2008, the Registrant’s Board of Directors amended the Code of Ethics due to administrative and technical changes.  The amendments include changing the reporting officer and improving the consistency between the Code of Ethics and both the Whistleblower Policy and Insider Trading Policy Statement.

                For further information, please refer to the copy of the Code of Ethics filed herewith as Exhibit 14 and incorporated herein by reference.

ITEM 9.01      Financial Statements and Exhibits

(a)	Financial Statements and Exhibits

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits.

Exhibit Number	Description
14	ACNB Corporation Code of Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: January 31, 2008	/s/Lynda L. Glass
Lynda L. Glass
Executive Vice President,
Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
14	ACNB Corporation Code of Ethics